Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bradley W. Kinnish, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that :

1.
the Quarterly Report of Marin Software Incorporated on Form 10-Q for the fiscal quarter ended June 30, 2019 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Marin Software Incorporated for the periods presented therein .

Date: August 8, 2019
	By:	/s/ Bradley W. Kinnish
Bradley W. Kinnish
Chief Financial Officer
(Principal Financial Officer)